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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2003

CONSOLIDATED CONTAINER COMPANY LLC
(Exact name of registrant specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	333-88157 (Commission File Number)	75-2825338 (I.R.S. Employer Identification No.)

3101 Towercreek Parkway, Suite 300 Atlanta, GA		30339
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (678) 742-4600

ITEM 5.  OTHER EVENTS

        As previously disclosed, on January 7, 2003, Consolidated Container Company LLC received approval to enter into an amendment to its existing agreement with its bank lenders dated as of January 3, 2003. The amendment, among other things, changes the repayment schedule of certain outstanding term loans, revises financial covenants, increases certain interest rates, reduces the revolving loan commitment, and commits a previously unutilized term loan. On January 10, 2003, the amendment and related documents were executed by all parties and the Company borrowed $35 million pursuant to the amended credit agreement. Attached hereto as Exhibits are the Seventh Amendment and Agreement to the Credit Agreement and Second Amendment to the Security Agreement, the Participation Agreement between Vestar CCH LLC and Deutsche Bank Trust Company Americas, the Participation Agreement between Franklin Holdings, Inc. and Deutsche Bank Trust Company Americas, and the Initial C Term Loan Commitment Agreement and a Press Release issued on January 14, 2003 concerning the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

        The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE
10.1	Seventh Amendment and Agreement to the Credit Agreement and Second Amendment to the Security Agreement, dated as of January 3, 2003, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions as party to the credit agreement.
10.2	Participation Agreement between Vestar CCH LLC and Deutsche Bank Trust Company Americas dated as of January 10, 2003.
10.3	Participation Agreement between Franklin Holdings, Inc. and Deutsche Bank Trust Company Americas dated as of January 10, 2003.
10.4	Initial C Term Loan Commitment Agreement between Consolidated Container Company LLC and Deutsche Bank Trust Company Americas dated as of January 3, 2003.
10.5	Press Release issued on January 14, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC
	By:	/s/ TYLER L. WOOLSON Name: Tyler L. Woolson Title: Chief Financial Officer
Date: January 14, 2003

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Amendment and Agreement to the Credit Agreement and Second Amendment to the Security Agreement, dated as of January 3, 2003, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions as party to the credit agreement.
10.2	Participation Agreement between Vestar CCH LLC and Deutsche Bank Trust Company Americas dated as of January 10, 2003.
10.3	Participation Agreement between Franklin Holdings, Inc. and Deutsche Bank Trust Company Americas dated as of January 10, 2003.
10.4	Initial C Term Loan Commitment Agreement between Consolidated Container Company LLC and Deutsche Bank Trust Company Americas dated as of January 3, 2003.
10.5	Press Release issued on January 14, 2003.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
  SIGNATURES
EXHIBIT INDEX